UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2014

PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle
Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2014, Pilgrim’s Pride Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting:

1.	The election of six JBS Directors to the Board of Directors.
2.	The election of three Equity Directors to the Board of Directors.
3.	A stockholder advisory vote on executive compensation.
4.	The approval of the terms of the performance goals established for the Pilgrim’s Pride Corporation Short-Term Management Incentive Plan.
5.	The approval of the terms of the performance goals established for the Pilgrim’s Pride Corporation Long Term Incentive Plan.
6.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 28, 2014.

Board of Director Election Results

The stockholders of the Company elected all nine of the nominees for Director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Gilberto Tomazoni	212,710,027	21,344,558	9,083,627

Joesley Mondonça Batista	199,025,487	35,029,098	9,083,627

Wesley Mondonça Batista	211,813,540	22,241,045	9,083,627

William W. Lovette	215,289,603	18,764,982	9,083,627

Marcus Vinicius Pratini de Moraes	232,569,417	1,485,168	9,083,627

Wallim Cruz De Vascancellos Junior	227,704,650	6,349,935	9,083,627

David E. Bell	233,021,693	1,032,892	9,083,627

Michael L. Cooper	227,989,957	6,064,628	9,083,627

Charles Macaluso	232,578,065	1,476,520	9,083,627

Say on Pay Results

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation discussion and analysis, compensation table and narrative discussion.

For	Against	Abstain	Broker Non-Votes
225,464,370	8,278,221	312,597	9,083,627

Approval of the Terms of the Performance Goals for the Short-Term Management Incentive Plan

The stockholders approved the terms of the performance goals established for the Pilgrim’s Pride Corporation Short-Term Management Incentive Plan at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
219,244,459	14,495,185	315,544	9,083,627

Approval of the Terms of the Performance Goals for the Long Term Incentive Plan

The stockholders approved the terms of the performance goals established for the Pilgrim’s Pride Corporation Long Term Incentive Plan at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
202,894,056	30,841,662	319,470	9,083,627

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 28, 2014 was ratified at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain
242,754,619	63,047	321,149

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date:	May 5, 2014	By:	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer